SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    October 26, 1999
                                                    ----------------

                               The CIT Group, Inc.
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             (Exact name of registrant as specified in its charter)


       Delaware                    1-1861                    13-2994534
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       (State or other             (Commission               (IRS Employer
       jurisdiction of             File Number)              Identification No.)
       incorporation)


                           1211 Avenue of the Americas
                           New York, New York 10036
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Registrant's telephone number, including area code   (212) 536-1390
                                                     --------------


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          (Former name or former address, if changed since last report)

Item 5.              Other Events.
                     --------------

     See the attached press releases, which are incorporated herein by reference, regarding:

     1. The approval by stockholders, at a Special Meeting of Stockholders, of the pending acquisition of Newcourt Credit Group Inc., filed as
         Exhibit 99.1; and
     2. The declaration of a dividend for the quarter ending September 30, 1999 of $.10 per share, payable on November 30, 1999 to holders of record at the close of business on November 10, 1999, filed as Exhibit 99.2.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)  Exhibits.

              99.1 Press Release, dated October 26, 1999, Regarding Shareholder Approval of Acquisition of Newcourt Credit Group Inc.

              99.2 Press Release, dated October 26, 1999, Regarding Declaration of a Dividend for the Quarter Ending September 30, 1999.

                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 THE CIT GROUP, INC.
                                                 -------------------------------
                                                 (Registrant)


                                                 By: /s/ JOSEPH M. LEONE
                                                 -------------------------------
                                                 Joseph M. Leone
                                                 Executive Vice President and
                                                 Chief Financial Officer

Dated:  October 26, 1999

                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  THE CIT GROUP, INC.
                                                  ------------------------------
                                                  (Registrant)


                                                  By:
                                                  ------------------------------
                                                  Joseph M. Leone
                                                  Executive Vice President and
                                                  Chief Financial Officer

Dated:  October 26, 1999

                                                                    Exhibit 99.1
[The CIT Group, Inc. Logo]


                                           Contact:      Michael J. McGowan
                                                         Vice President
                                                         Communications Services
                                                         (973) 535-3506
                                                         mmcgowan@citgroup.com




FROM:      THE CIT GROUP, INC.
           650 CIT DRIVE
           LIVINGSTON, NJ 07039


FOR IMMEDIATE RELEASE


THE CIT GROUP SHAREHOLDERS APPROVE ACQUISITION OF NEWCOURT CREDIT GROUP



      LIVINGSTON, NEW JERSEY, October 26, 1999 --- The CIT Group, Inc. (NYSE:CIT)announced today that it has received shareholder approval to complete the acquisition of Newcourt Credit Group Inc. (NYSE, TSE, MSE:NCT). CIT has already received approval to acquire Newcourt from the Federal Reserve Board and from the Minister of Finance of Canada. The acquisition is expected to close in the fourth quarter. Earlier today, Newcourt shareholders gave their approval to the acquisition.

      "We are pleased that CIT's shareholders are supportive of this strategic acquisition," said Albert R. Gamper, Jr., President and CEO of The CIT Group. "Our shareholders recognize the dynamics of this combination, putting CIT and Newcourt together to create the industry's largest publicly-owned commercial finance company. Our integration teams have been working diligently to effect a smooth transition and we will be in a position to immediately begin to execute our integration plans."

      CIT Shareholders also approved other matters at a special meeting held today.

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


                                                                    Exhibit 99.2
[The CIT Group, Inc. Logo]


                                             Contact:     Michael J. McGowan
                                                          Vice President
                                                          Communication Services
                                                          (973) 535-3506
                                                          mmcgowan@citgroup.com

FROM:     THE CIT GROUP, INC.
          1211 AVENUE OF THE AMERICAS
          NEW YORK, NY  10036

FOR IMMEDIATE RELEASE


       THE CIT GROUP, INC. DECLARES REGULAR QUARTERLY DIVIDEND


       LIVINGSTON, NEW JERSEY, October 26, 1999 --- The Board of Directors of The CIT Group, Inc. (NYSE:CIT) today declared a regular quarterly cash dividend of $.10 per common share for shareholders of record on November 10, 1999. The cash dividend is payable on November 30, 1999.

       With more than $28 billion in managed assets, The CIT Group, Inc. (http://www.citgroup.com) is one of the nation's largest commercial and consumer financing companies. Founded in 1908, the Company provides diversified financing products and services to a broad range of customers through strategically focused business units.




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